SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
December 10, 2014

Evolving Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34261 (Commission File Number)	84-1010843 (I.R.S. Employer Identification No.)

9777 Pyramid Court, Suite 100

Englewood, Colorado 80112

(Address of principal executive offices)

Registrant’s telephone number, including area code (303) 802-1000

N/A

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

Effective December 10, 2014, Julian Singer resigned his appointment as an observer to the Evolving Systems, Inc. (“Company”) Board of Directors (“Board”) and the Company and Mr. Singer terminated the Board Observer Agreement entered into effective July 25, 2014.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2014, pursuant to Article IV, Section 18 of the Company’s Bylaws, the Board adopted a resolution appointing Julian Singer to the Company’s Board, effective January 2, 2015, to serve until the next annual meeting of stockholders, or his earlier death or resignation.  Mr. Singer will fill a vacancy resulting from an increase in the size of the Board from five (5) members to six (6), as approved by the Board, described in Item 8.01 below.

Julian D. Singer, 30, is currently engaged as an independent investment advisor. Prior to that, from April 2006 through June 2011, Mr. Singer served as an assistant trader and an analyst with York Capital Management where he evaluated potential mergers and acquisitions. Mr. Singer serves on the Board of Directors of Live MicroSystems, Inc., which recently sold its operating assets, and Fiber-Span, a privately held company providing distributed antenna systems (DAS) technology primarily for public safety projects. Mr. Singer has a BS in Finance from Lehigh University and an MBA from the NYU Stern School of Business.

Mr. Singer will be compensated in accordance with the Company’s standard Board compensation plan, which currently provides for annual cash compensation of $20,000 and an initial stock option grant to purchase 5,000 shares of common stock which will vest on the date of the Company’s 2015 annual stockholders’ meeting.  As a member of the Board, Mr. Singer will also receive annual stock option and/or restricted stock awards, as approved by the Compensation Committee consistent with past practices. The Company intends to enter into the standard Indemnification Agreement with Mr. Singer, in the form incorporated by reference as Exhibit 10.1 hereto.

Item 8.01 Other Events.

On December 11, 2014, pursuant to Article IV, Section 15 of the Company’s Bylaws, the Board adopted a resolution expanding the size of the Board from five (5) members to six (6).

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
10.1	Form of Indemnification Agreement, filed as Exhibit 10.2 to the Company’s Form 8-K filed on July 31, 2014 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2014.

EVOLVING SYSTEMS, INC.

	By:	/s/ DANIEL J. MOORHEAD
Vice President of Finance & Administration